Shareholder Meeting May 21, 2007

Safe Harbor Statement The information in this presentation contains various "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on current expectations or beliefs concerning future events. Any statements that are not based upon historical facts, including the outcome of events that have not yet occurred and our expectations for future performance, are forward-looking. All information or any statements that use terminology such as "anticipate," "believe," "estimate," "expect," "intend," "may," "could," "possible," "plan," "project," "target," "will," "forecast" and similar words or expressions is forward looking. The Company's forward-looking statements generally relate to its growth strategies, investment spending, financial results, marketing and sales efforts, acquisition plans and cash requirements. Although it is not possible to foresee all of the factors that may cause actual results to differ from the Company's forward-looking statements, such factors include, among others, the risk factors identified by the Company from time to time in the periodic reports it files with the Securities and Exchange Commission. You should take such factors into account when making investment decisions and are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date on which they are made. You should not consider such risks to be the only ones we may face from time to time. We undertake no obligation to update any forward-looking statements.

Health Fitness Corporation Ticker HFIT Listing OTC-BB Price (May 18, 2007) $ 2.80 52-Week High | Low $ 3.00 | $ 1.42 Weighted Average Shares - 3/31/07 Basic 19.3 million Diluted 20.3 million Market Capitalization $ 56.8 million Net Debt $ (.1) million Enterprise Value / TTM Sales 0.89x

Executive Management Team

NAME	POSITION	PRIOR EXPERIENCE
Gregg Lehman	President, CEO	INSPIRIS / Gordian Health Solutions / National Business Coalition on Health
Wes Winnekins	CFO	University.com / Reality Interactive
Jeanne Crawford	VP, Human Resources	Rehab Clinics Greater Atlantic Health Service
John Ellis	Chief Technology Officer	HealthCalc.Net
Brian Gagne	National VP, Health Management	Johnson & Johnson
Dave Hurt	National VP, Fitness Management	Valley Wellness Center
Mike Seethaler	National VP, Business Development	Rockwell Automation

3

Who We Are "The Health Improvement Company" HFC is a leading provider of employee health improvement services to corporations, hospitals and communities. We are dedicated to partnering with our employer clients to effectively manage their healthcare costs through improving the health and well-being of their employees.

Our Business Fitness Management Services Largest U.S. provider of on-site, corporate fitness center management services We currently manage 250 sites for 125 customers Customer list is predominantly Fortune 1000 Represents approximately 64% of total revenue Highly predictable revenue and cash flows Funds the bulk of our operational and growth initiatives

Our Business Health Management Services One of the fastest growing providers of onsite and remote corporate health improvement services Major services include health assessments, biometric screenings and health coaching We currently manage 158 sites for 168 customers Represents approximately 36% of total revenue, currently growing at a double-digit rate Higher gross margins than our fitness management business

Three Companies Together...One Vision HFC: The leading provider of onsite fitness management services for employers since 1974 Johnson & Johnson Health & Wellness Services (acquired December 2003): The leading provider of onsite health management / health promotion services to employers since 1979 HealthCalc.Net (acquired December 2005): A leader in providing technology services for employer health management and fitness programs

HFC Health Improvement Programs

Population Health Management



▪ HealthCalc LFL-e
Health Care Web Portal
Disease Management
Health & Wellness
Health Coaching (Onsite & Remote)
▪ HRA
▪ Screenings
▪ Health Advising
Screening & Appraisal
Consumer-Directed Health Care Influencing
Behavioral Health/Work Life Balance
POPULATION HEALTH MANAGEMENT
Pharma-cotherapy
On-Site Delivery
▪ Fitness
▪ Health
Data Analytics Engine
▪ HealthCalc
Seamless Data Collection
Absence Management
▪ Occupational Health Services
Robust Technology Platform

Source: TripleTree, LLC

9

Satisfaction Client Survey Member Survey Participant Survey Financial Participation Utilization Penetration Membership Enrollment Awareness Health fairs e-Health Events Engagement Incentives Health Improvement Programs Health education Coaching Health Assessments Health Improvement Programs For Clients: Reduced health care costs For Individuals: Improved personal health FITNESS SERVICES HEALTH MANAGEMENT SERVICES FITNESS AND HEALTH MANAGEMENT SERVICES The Value Proposition

Marquis Clients Recurring revenues and cash flow from our fitness management business Faster growth opportunities for our health management business

Competition Fitness Management Health Management Medifit Staywell Health Management Plus One Gordian Health Solutions Club One Summex/WebMD L&T Fitness Mayo Online Harris Healthways/Harris/Axia ProFitness Matria/WinningHabits/Miavita Nationwide/WellCorp HFC COMPETES IN BOTH ARENAS

Capital & Operational Investments Enhance our eHealth platform functionality and appearance Hire new associates to strengthen our ability to scale, implement new business and drive increasing results Continue to make prudent, strategic investments to strengthen our health management business. These investments may result in short-term operating margins falling below current levels, and may not be timed in a manner that follows the growth of our revenue due to implementation lead times.

Growth Strategies Pursue aggressive organic growth in our Health Management business area Continue to grow our core Fitness Management business area to expand market share Maximize opportunities to transition Fitness Management clients into our integrated Health Management model Pursue acquisition opportunities that provide strategic, financial and operational value

Financial Review

Q1 2007 Operating Highlights Total revenue increased 13.9%. Health management revenue grew 37.2%, and fitness management revenue grew 4.1% 12 new health management and 3 new fitness management contracts. $4.3M of combined potential annualized revenue. Total gross margin increased 430 basis points to 29.0%. Health management increased 920 basis points to 39.6%, and fitness management increased 70 basis points to 23.1%. Operating margin increased to 5.3% of revenue, from 2.6% for Q1 2006.

Q1 2007 Balance Sheet Highlights $0.1M in cash $7.2 million in working capital, up $1.4M from 2006 No long-term debt Stockholders' Equity of $25.3 million Strength of cash flows from operations, and existing credit facility, will enable us to finance our expected 2007 capital and operational investments

Total Revenue 2002 2003 2004 2005 2006 Q1 06 Q1 07 Revenue 27.9 31.5 52.5 54.9 63.6 14.6 16.6 ($ in millions)

Revenue By Business Segment 2002 2003 2004 2005 2006 Q1 06 Q1 07 Health Management 0 2.281 12.09 14.323 21.4 4.3 5.9 Fitness Management 27.864 29.197 40.364 40.618 42.2 10.3 10.7 ($ in millions)

Total Gross Margin 2002 2003 2004 2005 2006 Q106 Q1 07 Health Mngt 0.214 0.208 0.257 0.251 0.277 0.247 0.29

Gross Margin By Business Segment 2002 2003 2004 2005 2006 Q1 06 Q1 07 Health Management 0.3049 0.2956 0.358 0.304 0.396 Fitness Management 0.21269 0.2076 0.241738 0.2359 0.2365 0.224 0.231

Operating Margin 2002 2003 2004 2005 2006 Q1 06 Q1 07 Oper Margin 0.0469 0.043 0.067 0.064 0.058 0.026 0.053

Selected Balance Sheet Data Q1 07 2006 2005 2004 2003 Cash $54 $987 $ 1,472 $ 241 $ 281 Current Assets 13,442 14,312 11,158 10,263 6,537 Current Liabilities 6,250 8,521 6,263 6,307 4,282 Working Capital 7.191 5,791 4,895 3,956 2,255 Deferred Tax Assets 654 654 712 1,881 2,537 Long-term Obligations -- -- -- 1,613 4,350 Stockholders' Equity 25,308 23,798 10,488 11,484 9,732

Q & A